UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2010

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 629-4301

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2010, the Registrant filed Restated Articles of Formation (“Restated Articles”) with the office of the Secretary of State of the State of Texas. The Restated Articles, which were effective upon filing, reflect adoption of all of the amendments proposed at the Annual Meeting of Shareholders which was held on May 26, 2010. A copy of the Restated Articles is filed as an exhibit to this Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2010 the Company held its Annual Meeting of Shareholders. At the Annual Meeting action was taken on six items of business, with the voting results shown below.

1.	The directors listed below were elected to serve for the ensuing year and until their successors are duly elected and qualified:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Glenn W. Anderson	3,814,012	6,541	659,600
Robert J. Boulware	3,813,728	6,825	659,600
John C. Goff	3,766,988	53,565	659,600
Joel C. Puckett	3,813,188	7,365	659,600
Robert W. Stallings	3,814,093	6,460	659,600
John H. Williams	3,813,788	6,765	659,600

2.	Amendments to the Registrant’s Restated Articles of Incorporation, as amended (the “Existing Articles”), that conform to the Texas Business Organizations Code:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,476,978	2,797	378	0

3.	An amendment to the Existing Articles that deletes references to previous reverse stock splits:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,226,257	244,098	9,798	0

4.	An amendment to the Existing Articles to update the provisions pertaining to indemnification of officers and directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,133,925	336,348	9,880	0

5.	An amendment to the Existing Articles to set the number of shareholder votes for certain actions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,127,735	342,954	9,464	0

6.	An amendment to the Existing Articles to update the provisions pertaining to limitation of liability of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,231,583	247,872	698	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.9	Restated Certificate of Formation of GAINSCO, INC. as filed with the Secretary of State of the State of Texas on May 27, 2010 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/S/ DANIEL J. COOTS
Daniel J. Coots, Senior Vice President, Treasurer and Chief Financial Officer

DATED: June 2, 2010

EXHIBIT INDEX

Exhibit	Description

3.9	Restated Certificate of Formation of GAINSCO, INC. as filed with the Secretary of State of the State of Texas on May 27, 2010 (filed herewith).

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